UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement and
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 4, 2017, Prologis, Inc., a Maryland corporation (“Prologis”), Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), and various affiliates of the Operating Partnership entered into an Amended and Restated Senior Term Loan Agreement (the “Loan Agreement”) with various lenders and Bank of America, N.A., as Administrative Agent.  Pursuant to the Loan Agreement, the Operating Partnership and various affiliates thereof (collectively the “Borrowers”) may obtain loans in various currencies in an aggregate amount not to exceed $500,000,000 (subject to increase to up to $1,000,000,000 pursuant to the accordion feature included in the Loan Agreement).  The Loan Agreement amends and restates the existing Senior Term Loan dated June 19, 2014, as amended by the First Amendment dated January 22, 2015 and permits the Borrowers to re-borrow, within a specified period of time, any amounts prepaid thereunder.

The Loan Agreement is scheduled to mature on May 4, 2020, but the Operating Partnership may, at its option and subject to the satisfaction of certain conditions and payment of an extension fee, extend the maturity date of the Loan Agreement two times, in each case for a period of up to one year.  Pricing under the Loan Agreement, including the spread over LIBOR, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time.  The Loan Agreement contains representations, covenants (including certain financial tests applicable to Prologis) and defaults (including a cross-acceleration to other recourse indebtedness of more than $100,000,000) that are substantially the same as the corresponding provisions of the other major unsecured credit facilities of Prologis and the Operating Partnership.  Prologis has unconditionally guaranteed all obligations of each borrower under the Loan Agreement, and the Operating Partnership has unconditionally guaranteed all obligations of each other borrower under the Loan Agreement.

On May 4, 2017, Prologis and the Operating Partnership entered into a First Amendment (the First Amendment”) to the Amended and Restated Global Senior Credit Agreement (the “GLOC”) dated as of April 14, 2016 among Prologis, the Operating Partnership, various affiliates of the Operating Partnership, various lenders and Bank of America, N.A., as Global Administrative Agent.  Among other things, the First Amendment made certain conforming changes to the GLOC to be consistent with comparable provisions in the Loan Agreement.

The Loan Agreement has been included herewith as Exhibit 10.1 and is incorporated herein by reference.

The First Amendment has been included herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Christine Garvey retired as a director of the company as of May 3, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders held on May 3, 2017, our stockholders approved by requisite vote the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in our Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 23, 2017.

1.	Elect ten directors to our board of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	422,001,175	16,419,860	20,270,614	14,866,079
George L. Fotiades	450,683,805	7,805,656	202,188	14,866,079
Lydia H. Kennard	450,706,519	7,791,960	193,170	14,866,079
J. Michael Losh	437,706,720	20,503,821	481,108	14,866,079
Irving F. Lyons III	456,099,562	2,394,492	197,595	14,866,079
David P. O’Connor	453,089,018	5,405,051	197,580	14,866,079
Olivier Piani	456,309,858	2,184,220	197,571	14,866,079
Jeffrey L. Skelton	418,848,679	39,517,139	325,831	14,866,079
Carl B. Webb	455,789,591	2,698,868	203,190	14,866,079
William D. Zollars	452,331,790	6,162,145	197,714	14,866,079

2.	Advisory vote to approve our executive compensation for 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
428,332,233	28,950,751	1,408,939	14,866,079

3.	Advisory vote on the frequency of future advisory votes on the company’s executive compensation.

One year	Two years	Three years	Abstentions
393,671,052	126,790	64,612,786	281,295

4.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
472,492,544	854,087	211,371	0

In light of the outcome of our advisory vote (the “Say-on-Frequency Vote”) on the frequency of future advisory votes (each, a “Say-on-Pay Vote”) on our executive compensation, we have decided to include a Say-on-Pay Vote every year in our annual meeting proxy materials until the next required Say-on-Frequency Vote.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

10.1	Senior Term Loan Agreement dated as of May 4, 2017 among Prologis, Inc., Prologis, L.P., various affiliates of Prologis, L.P., various lenders and Bank of America, N.A., as Administrative Agent.

10.2

First Amendment, dated as of May 4, 2017, to the Amended and Restated Global Senior Credit Agreement by and among Prologis, Inc., Prologis, L.P., various affiliates of Prologis, L.P., various lenders and Bank of America, N.A., as Global Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017

PROLOGIS, INC.

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel

Date: May 8, 2017

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Senior Term Loan Agreement dated as of May 4, 2017 among Prologis, Inc., Prologis, L.P., various affiliates of Prologis, L.P., various lenders and Bank of America, N.A., as Administrative Agent.

10.2

First Amendment, dated as of May 4, 2017, to the Amended and Restated Global Senior Credit Agreement by and among Prologis, Inc., Prologis, L.P., various affiliates of Prologis, L.P., various lenders and Bank of America, N.A., as Global Administrative Agent.